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                                                                               .

                                                                      EXHIBIT 21

                                MASCO CORPORATION
                            (A DELAWARE CORPORATION)

Subsidiaries as of January 31, 2004

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
Airex, LLC                                                                              Michigan
Alsons Corporation                                                                      Michigan
American Shower & Bath Corporation                                                      Michigan
Aqua Glass Corporation                                                                  Tennessee
         Tombigbee Transport Corporation                                                Tennessee
Aran World, Inc.                                                                        Delaware
Arrow Fastener Co., Inc.                                                                New Jersey
         Thematic Advertising Productions, LLC                                          New Jersey
Bath Unlimited, Inc.                                                                    Delaware
Behr Holdings Corporation                                                               Delaware
         Behr Process Corporation                                                       California
                  Behr Paint Corp.                                                      California
                  BEHR PAINTS IT!, INC.                                                 California
                  Behr Process Canada Ltd.                                              Alberta, Canada
                  BPC Realty LLC                                                        Delaware
                  Standard Brands Paint Company, Inc.                                   California
         ColorAxis, Inc.                                                                California
Brass-Craft Manufacturing Company                                                       Michigan
         Brass-Craft Canada Ltd.                                                        Canada
         Tempered Products, Inc.                                                        Taiwan
Brasstech, Inc.                                                                         California
Brugman, L.L.C.                                                                         Delaware
Brush Creek Ranch II, Inc.                                                              Missouri
Cal-Style Furniture Mfg. Co.                                                            California
Chatsworth Bathrooms, Inc.                                                              Delaware
Cobra Products, Inc.                                                                    Delaware
d-Scan, Inc.                                                                            Delaware
Epic Fine Arts Company                                                                  Delaware
         Beacon Hill Fine Art Corporation                                               New York
         Canyon Road Corporation                                                        New Mexico
The Faucet-Queens Inc.                                                                  Delaware

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
Gamco Products Company                                                                  Delaware
Hansgrohe AG (37.35%) *    Masco GmbH owns 27% of Hansgrohe AG                          Germany
                           (see subsidiaries listed under Hansgrohe
                           AG under Masco GmbH)
H & H Tube & Manufacturing Company                                                      Michigan
Jarry Realty, Inc.                                                                      Florida
KraftMaid Cabinetry, Inc.                                                               Ohio
         KraftMaid Trucking, Inc.                                                       Ohio
Landex, Inc.                                                                            Michigan
         DM Land, LLC                                                                   Michigan
         Tapicerias Pacifico, SA de CV (1%)                                             Mexico
Landex of Wisconsin, Inc.                                                               Wisconsin
Liberty Hardware Mfg. Corp.                                                             Florida
Masco Administrative Services, Inc.                                                     Delaware
Masco Asia Pacific Pte Ltd                                                              Singapore
Masco Building Products Corp.                                                           Delaware
         Computerized Security Systems, Inc.                                            Michigan
         Weiser Thailand                                                                Thailand
Masco Cabinetry Holdings, Inc.                                                          Delaware
         Masco Cabinetry, L.L.C.                                                        Delaware
                  Texwood Industries, L.P. (99%)                                        Delaware
         Texwood Industries, L.P. (1%)                                                  Delaware
Masco Capital Corporation                                                               Delaware
         Masco Holdings Limited                                                         Delaware
Masco Conference Training Center:  Metamora, Inc.                                       Michigan
Masco Services Group Corp.                                                              Delaware
         Masco Contractor Services, LLC                                                 Delaware
                  Masco Contractor Services Central, Inc.                               Florida
                           ContractorProducts.com, Inc.                                 Delaware
                           SCE Services, Inc.                                           Delaware
                           Williams Consolidated Delaware, LLC                          Delaware
                                    Williams Consolidated I, Ltd.                       Texas
                  Masco Contractor Services East, Inc.                                  Delaware
                           Cary Commercial Corporation                                  Delaware
                           Insulpro Industries Inc.                                     Canada
                                    894852 Ontario Ltd.                                 Ontario
                                    Arctic Installations (1979) Ltd.                    British Columbia

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                    FCI Insulation Systems, Ltd.                        British Columbia
                                    Ideal Insulation Ltd.                               Saskatchewan
                                    Inland Spray On Inc.                                British Columbia
                                    Insulpro (Kelowana) Ltd.                            British Columbia
                  Masco Contractor Services West, Inc.                                  California
                           American National Services Corporation                       Delaware
                           Coast Insulation Contractors, Inc.                           California
                           InsulPro Projects, Inc.                                      Washington
                           Sacramento Insulation Contractors                            California
                           Schmid Insulation Contractors, Inc.                          California
                           Superior Contracting Corporation                             Delaware
                           Thermac Insulation, Inc.                                     Washington
         Service Partners, LLC                                                          Virginia
                  Service Partners Distribution, LLC                                    Virginia
                           APEC, LLC                                                    Virginia
                           Cell-Pak, LLC                                                Alabama
                           Denver Southwest, LLC                                        North Carolina
                           Denver Southwest, LP                                         Virginia
                           Houston Enterprises, LLC                                     Virginia
                           Industrial Products Co., LLC                                 Virginia
                           Insul-Mart, LLC                                              Virginia
                           Insulation Supply, LLC                                       Virginia
                           Insulation Wholesalers, LLC                                  California
                           Johnson Products, LLC                                        Virginia
                                    All-Weather Insulation Co., LLC                     Virginia
                           Moore Products, LLC                                          Virginia
                           R-Factor, LLC                                                Virginia
                           Renfrow Supply, LLC                                          Virginia
                           RSA Supply, LLC                                              California
                           Service Partners of Florida, LLC                             Virginia
                           Service Partners of Georgia, LLC                             Virginia
                           Service Partners of the Carolinas, LLC                       Virginia
                           Thermoguard Insulation Company, LLC                          Virginia
                           Virginia Gutter Supply, LLC                                  Virginia
                  United Contractors, LLC                                               Virginia
                           A-1 Insulation, LLC                                          Virginia
                           B & J Insulators of Virginia, LLC                            Virginia

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                           B & J Insulators, LLC                                        Virginia
                           Badham Insulation, LLC                                       Virginia
                           Beard Insulation, LLC                                        Virginia
                           D's Insulation, LLC                                          Virginia
                           Dominion Insulation, Incorporated                            Virginia
                           Fiberfoil Insulation Company, LLC                            Virginia
                           Gede Insulation, LLC                                         Virginia
                           G. T. Duke Company, LLC                                      Virginia
                           L & H Insulation, LLC                                        Virginia
                           Lilienthal Insulation Company, LLC                           Virginia
                           Polar Insulation, LLC                                        Virginia
                           Preferred Insulation & Fireplaces, LLC                       Virginia
                           Renfrow Insulation, LLC                                      Virginia
                           Richmond Insulation Company, LLC                             Virginia
                           Salem Insulation & Services, LLC                             North Carolina
                           Sea Shores Insulation Co., LLC                               North Carolina
                           Spokane Insulation, LLC                                      Virginia
                           Stafford Insulation and Home Products, LLC                   Virginia
                           Taylor Insulating Company, LLC                               Virginia
                           The Insulator, LLC                                           Virginia
                           U-Save Insulation and Fireplaces, LLC                        Virginia
                           U-Save Insulation and Fireplaces of N.C., LLC                Virginia
                           Vest Insulation, LLC                                         Virginia
                           Washington Insulation, Inc.                                  Washington
                           Western Insulation, LP                                       California
                           Western Insulation Holdings, LLC                             California
Masco Corporation of Indiana                                                            Indiana
         Delta Faucet (China) Co. Ltd.                                                  China
         Delta Faucet Company of Tennessee                                              Delaware
         Delta Faucet of Oklahoma, Inc.                                                 Delaware
         Delta Faucet Services (Thailand)                                               Thailand
         Hydrotech, Inc.                                                                Michigan
         Liberty Hardware Mfg U.K.                                                      United Kingdom
         Masco Canada Limited                                                           Ontario
                  3072002 Canada Limited                                                Canada
         Masco Europe, Inc.                                                             Delaware
         Masco Europe SCS                                                               Luxembourg

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                  Masco Europe S.a.r.l.                                                 Luxembourg
                           Aran World s.r.l.                                            Italy
                           CSS Europe NV                                                Belgium
                           GESTMasco - SGdePS Lda                                       Portugal
                                    Metalurgica Recor, S.A.                             Portugal
                           Masco Denmark ApS                                            Denmark
                                    Tvilum-Scanbirk A/S                                 Denmark
                                            Tvilum-Scanbirk GmbH                        Germany
                           GMU S.L.                                                     Spain
                                    Grumal, S.L.                                        Spain
                                            Laguntzaille, S.A.                          Spain
                                            Pemec, S.A.                                 Spain
                                            Perfima, S.A.                               Spain
                                            Pevac, S.A.                                 Spain
                                            Seitu, S.A.                                 Spain
                                    XEY Corp. Empresarial, S.L.                         Spain
                                            Burcosa, S.A.                               Spain
                                            Cobade, S.A.                                Spain
                                            Comercial XEY, S.A.                         Spain
                                            Decox, S.A.                                 Spain
                                            Lindhogar, S.A.                             Spain
                                            Valcode, S.L.                               Spain
                           Masco B.V.                                                   Netherlands
                                    Brugman International, B.V.                         Netherlands
                                            Brugman GmbH                                Germany
                                            Remeha Polska                               Poland
                                            Brugman Polska Sp. z.o.o.                   Poland
                                            Brugman Fabryka Grzejnikow Sp               Poland
                                                Zoo
                                            Brugman Radiatorenfabriek B.V.              Netherlands
                                            Brugman France SARL                         France
                                            Northor A/S                                 Denmark
                           Damixa A/S                                                   Denmark
                                    Damixa Armaturen GmbH                               Germany
                                    Damixa SARL                                         France
                                    Damixa Nederland B.V.                               Netherlands
                                    Damixa N.V./S.A.                                    Belgium

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                    Glass Idromassaggio Srl (49%)                       Italy
                           Masco Corporation Limited                                    United Kingdom
                                    A&J Gummers Limited                                 United Kingdom
                                    Avocet Architectural Products Ltd.                  United Kingdom
                                    Avocet Hardware Limited                             United Kingdom
                                            Avocet Security Products (Hong              Hong Kong
                                              Kong) Ltd.
                                            Avocet Hardware (Taiwan) Ltd.               United Kingdom
                                            Avocet Security Products                    China
                                              (Dongguan) Ltd.
                                            Avocet Security Products (Suzhow)           China
                                              Company Limited (51%)
                                    Berglen Group Limited                               United Kingdom
                                    Bristan Group Limited                               United Kingdom
                                    Bristan Holdings Ltd.                               United Kingdom
                                    Bristan Limited Ltd.                                United Kingdom
                                    Cambrian Windows Limited                            United Kingdom
                                    Duraflex Ltd                                        United Kingdom
                                    Griffin Windows Ltd                                 United Kingdom
                                            Techniglass Ltd                             United Kingdom
                                    Heritage Bathrooms Limited                          United Kingdom
                                            The Bristol Bathroom Co.                    United Kingdom
                                            Heritage Bathrooms Distribution             United Kingdom
                                              Ltd. Bristol
                                            CB Manufacturing Ltd.                       United Kingdom
                                    Imperial Towel Rails Ltd.                           United Kingdom
                                    Kiloheat Limited                                    United Kingdom
                                    Moore Group Limited                                 United Kingdom
                                            Moores Furniture Group Limited              United Kingdom
                                    New Team Ltd.                                       United Kingdom
                                    Premier Manufacturing (PVCu) Ltd.                   United Kingdom
                                    Premier Trade Windows                               United Kingdom
                                    Stormfront Door Ltd.                                United Kingdom
                           Masco Germany Holding                                        Germany
                                    Masco GmbH                                          Germany
                                            Alfred Reinecke GmbH & Co. KG               Germany

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                            Alma Kuechen Aloys Meyer                    Germany
                                              GmbH & Co. KG
                                            Dusakabin - Wien Austria                    Austria
                                            E. Missel GmbH & Co.                        Germany
                                            Gebhardt Flaektteknik Aktiebolag            Sweden
                                            Horst Breuer GmbH & Co. KG                  Germany
                                            Gebhardt Ventilatoren GmbH &                Germany
                                              Co. KG
                                            Gebhardt Singapore Pte Ltd                  Singapore
                                            Gebhart Ventiladores, S.L.                  Spain
                                            Glass Idromassaggio (51%)                   Italy
                                            Hansgrohe AG (27%)                          Germany
                                                     Pontos GmbH                        Germany
                                                     Hansgrohe International,           Germany
                                                       Gmbh
                                                            Hans Grohe Pte.             Singapore
                                                              Ltd.
                                                            Hansgrohe Ltd.              China
                                                            Hansgrohe A/S               Denmark
                                                            Hansgrohe S.A.R.L.          France
                                                            Hans Grohe                  Austria
                                                              Hdl.ges.m.b.H.
                                                            Hansgrohe S.R.L.            Italy
                                                            Hansgrohe S.A.              Spain
                                                            Hans Grohe B.V.             Netherlands
                                                            Hans Grohe Ltd.             United Kingdom
                                                            Hans Grohe S.A.             Belgium
                                                            Hansgrohe A.B.              Sweden
                                                            Hans Grohe AG               Switzerland
                                                            Hans Grohe Sp.              Poland
                                                              Z.o.o.
                                                            Hans Grohe CS,              Czech Republic
                                                              s.r.o.
                                                            Hans Grohe Kft              Hungary
                                                            Hans Grohe                  France
                                                              Wasselonne, S.A.
                                                            C.P.T. Holding B.V          Netherlands

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                                            Hansgrohe Geberit           France
                                                             SAS
                                                            Hansgrohe, Inc.             Georgia
                                            Hueppe Belgium N.V./S.A.                    Belgium
                                            Hueppe GmbH                                 Austria
                                            Hueppe GmbH & Co.                           Germany
                                            Hueppe Kft.                                 Hungary
                                            Hueppe Sarl                                 France
                                            Hueppe SRO                                  Czech Republic
                                            Hueppe B.V.                                 Netherlands
                                            Hueppe Sp. z.o.o.                           Poland
                                            Hueppe Switzerland                          Switzerland
                                            Hueppe S.r.l.                               Italy
                                            Intermart Insaat Malzemeleri                Turkey
                                              Sanayi ve Ticaret AS
                                            Jung Pumpen                                 Austria
                                              HandelsgesellschaftmbH
                                            Jung Pumpen GmbH & Co.                      Germany
                                            Masco Mobiliario S.L.                       Spain
                                            Reser SL                                    Spain
                                            SKS Stakusit-Bautechnik                     Germany
                                              Beteiligungs GmbH
                                            SKS Stakusit Bautechnik GmbH                Germany
                                                (99%) (1% owned by SKS
                                                Stakusit-Bautechnik
                                                Beteiligungs GmbH) *see
                                                  attached Schedule A
                           Vasco N.V.                                                   Belgium
                                    Vamic BV                                            Netherlands
                                    Masco International Services B.V.B.A.               Belgium
                                            Superia Radiatoren, N.V.                    Belgium
                                    Dura Radiatoren                                     Netherlands
                                      B.V.
                                    Vasco GmbH                                          Germany
                                    Vasco Ltd. UK                                       Great Britain
                                    Vasco BC SA                                         France
                                    Vasco sp z.o.o.                                     Poland

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                    Masco Belgium BVBA                                  Belgium
                                            Thermic N.V.                                Belgium
                                                     Thermic Italia S.r.l.              Italy
                           Watkins Europe b.v.b.a.                                      Belgium
                  LTV Transport N.V.                                                    Belgium
Masco de Puerto Rico, Inc.                                                              Puerto Rico
Masco Japan Ltd.                                                                        Delaware
Masco ML, Inc.                                                                          Delaware
Masco Philippines Inc.                                                                  Philippines
Masco Retail Sales Support, Inc.                                                        Delaware
         KraftMaid Sales and Distribution, LLC                                          Delaware
         Liberty Hardware Retail & Design Services LLC                                  Delaware
         Mill's Pride Store Support, LLC                                                Delaware
Masco Services, Inc.                                                                    Delaware
         Gebhardt Fans USA, LLC                                                         Delaware
Masco Support Services, Inc.                                                            Delaware
MascoFW Corporation                                                                     Delaware
Mascomex S.A. de C.V.                                                                   Mexico
Masterchem Industries, Inc.                                                             Missouri
Merillat Industries, LLC                                                                Delaware
         Merillat Corporation                                                           Delaware
         Merillat Transportation Company                                                Delaware
Milgard Manufacturing Incorporated                                                      Washington
Mill's Pride, Inc.                                                                      Connecticut
         Mill's Pride Chile Limitada                                                    Chile
         Mill's Pride Limited Partnership                                               Ohio
                  Mill's Pride Pennsylvania, LLC (99%)                                  Ohio
         Mill's Pride LLC                                                               Ohio
         Mill's Pride Premier, Inc.                                                     Ohio
         Premier Vanity Tops L.L.C.                                                     Ohio
Mirolin Industries Corp.                                                                Ontario
Morgantown Plastics Company                                                             Delaware
NCFII Holdings Inc.                                                                     Delaware
         North Carolina STM, Inc.                                                       Delaware
         Universal Furniture Limited                                                    Delaware
RDJ Limited                                                                             Bahamas
         Arrow Fastener (U.K.) Ltd.                                                     United Kingdom

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
         Jardel Distributors, Inc.                                                      Canada
Vapor Tech (China) Co. Ltd.                                                             British Virgin
                                                                                        Islands
         Vapor Tech (China) WOFE                                                        China
Vapor Technologies, Inc.                                                                Delaware
Watkins Manufacturing Corporation                                                       California
         Hot Spring Spas New Zealand (50%)                                              New Zealand
         Tapicerias Pacifico, SA de CV (99%)                                            Mexico
Zenith Products Corporation                                                             Delaware

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                   SCHEDULE A

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
The following entities are owned by SKS Stakusit Bautechnik GmbH, a Germany company:

Gielnik Komplett-Balkon Gmbh                                                            Germany
SKS-Stakusit-Stahl-Kunststoff Gmbh                                                      Germany
         SKS GUS                                                                        Russia
         SKS France                                                                     France
         SKS Austria                                                                    Austria
         SKS Statusit Sp. z.o.o. Polska                                                 Poland
         SKS Turkei                                                                     Turkey
         SKS Stakusit Rumanien SRL                                                      Romania
WEGO Dusseldorfer Finanz-Treuhand GmbH                                                  Germany
         Bauelemente Bertram GmbH                                                       Germany
                  High Tech Fenster-und Rolladenbau GmbH                                Germany
                  BBD GmbH                                                              Germany
         RH-Balkongelanderbau GmbH                                                      Germany
         Elket GmbH                                                                     Germany

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.